Exhibit 99.1

For Immedate Release

Editorial Contacts:

Joe Greenhalgh, Vice President, Investor Relations — USA (510) 713-4430

Nancy Morrison, Vice President, Corporate Communications — USA (510) 713-4948

Laura Scorza, Sr. Public Relations Manager — Europe +41-(0) 21-863-5336

Logitech Announces Third Quarter Results for FY 2013

New CEO Outlines Strategic Priorities

NEWARK, Calif. — Jan. 23, 2013 and MORGES, Switzerland, Jan. 24, 2013 — Logitech International (SIX: LOGN) (Nasdaq: LOGI) today announced financial results for the third quarter of Fiscal Year 2013.

Sales for Q3 FY 2013 were $615 million, down 14 percent from $715 million in Q3 FY 2012, with no material impact from exchange rates. The company posted an operating loss of $180 million, which included a non-cash goodwill impairment charge, estimated to be $211 million, announced on January 22, 2013. Net loss for Q3 FY 2013 was $195 million ($1.24 per share) compared to net income of $55 million ($0.32 per share) in Q3 FY 2012. Gross margin for the quarter was 34.2 percent, compared to 36.2 percent in the same quarter one year ago. Excluding the aforementioned Q3 FY 2013 impairment charge, Q3 FY 2013 non-GAAP operating income would have been $31 million and non-GAAP net income would have been $16 million.

Logitech’s retail sales for Q3 FY 2013 decreased by 14 percent year over year, down 8 percent in the Americas, 11 percent in Asia and 20 percent in EMEA. Year over year, OEM sales decreased by 23 percent and sales for the LifeSize division decreased by 4 percent.

“As we articulated when we started the third quarter, continued weakness in the global PC market was the primary factor in our disappointing Q3 results,” said Bracken P. Darrell, Logitech president and chief executive officer. “These results are unacceptable and we are taking decisive action as an outcome of my strategic review. I was pleased with the continued strong demand for our Ultrathin Keyboard Cover in Q3. We plan to expand our presence in the growing tablet accessories category with the launch of a number of exciting new products later this quarter.

Logitech Announces Q3 FY 2013 Results – Page 2

“We are taking immediate actions to shape a faster and more profitable Logitech,” continued Mr. Darrell. “We are developing more mobility-related products, leveraging the powerful growth of tablets and smartphones. We intend to sustain our leadership in PC platform-related products where we have engineering, distribution and scale advantages. Our goal with PC-platform products is to maximize profitability, while investing selectively in growing categories. We have also identified a number of product categories that no longer fit with our current strategic direction. As a result, we have initiated the process to divest our remote controls and digital video security categories, and we plan to discontinue other non-strategic products, such as speaker docks and console gaming peripherals, by the end of Calendar Year 2013.”

Mr. Darrell concluded, “As we execute our plans over the coming quarters, we will reduce costs significantly across the company beyond the $80M annual cost savings (FY 2014 over FY 2012) resulting from the restructuring we announced last April. My goal is to get Logitech back to sustained profitability as quickly as possible. This requires unwavering focus on developing great products both for large and for fast-growing markets, removing unnecessary costs and a commitment to move at least as fast as the markets in which we participate.”

Prepared Remarks Available Online

Logitech has made its prepared written remarks for the financial results teleconference available online on the Logitech corporate Web site at http://ir.logitech.com. The remarks are posted in the Calendar section on the Investor home page.

Financial Results Teleconference and Webcast

Logitech will hold a financial results teleconference to discuss the results for Q3 FY 2013 on Thursday, Jan. 24, 2013 at 8:30 a.m. Eastern Standard Time and 14:30 Central European Time. A live webcast of the call will be available on the Logitech corporate website at http://ir.logitech.com.

About Logitech

Logitech is a world leader in products that connect people to the digital experiences they care about. Spanning multiple computing, communication and entertainment platforms, Logitech’s combined hardware and software enable or enhance digital navigation, music and video entertainment, gaming, social networking, audio and video communication over the Internet, video security and home-entertainment control. Founded in 1981, Logitech International is a Swiss public company listed on the SIX Swiss Exchange (LOGN) and on the Nasdaq Global Select Market (LOGI).

# # #

This press release contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding: demand for our products, expansion of our presence and growth in the tablet and smartphones accessories category, new product launches, our plans to divest or discontinue non-strategic products, our focus, and our ability to be faster and more profitable, to achieve sustained profitability, to sustain our leadership and advantages in PC platform-related products, and to reduce costs. The forward-looking statements in this release involve risks and uncertainties that could cause Logitech’s actual results and events to differ materially from those anticipated in these forward-looking statements, including, without limitation: if our product offerings, marketing activities and investment prioritization decisions do not result in the sales, profitability or profitability growth we expect, or when we expect it; the demand of our customers and our consumers for our products and our ability to accurately forecast it; if we fail to innovate and develop new products in a timely and cost-effective manner for our new and existing product categories; if we do not successfully execute on our growth opportunities in our new product categories and sales in emerging market geographies; if sales of PC peripherals in mature markets are less than we expect; the effect of pricing, product, marketing and other initiatives by our competitors; if our products and marketing strategies fail to separate our products from competitors’ products; if the restructuring fails to produce the intended performance and cost savings results or is not implemented in the contemplated timeframe. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in Logitech’s periodic filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2012, available at www.sec.gov, under the caption Risk Factors and elsewhere. Logitech does not undertake any obligation to update any forward-looking statements to reflect new information or events or circumstances occurring after the date of this press release.

Logitech, the Logitech logo, and other Logitech marks are registered in Switzerland and other countries. All other trademarks are the property of their respective owners. For more information about Logitech and its products, visit the company’s Web site at www.logitech.com.

(LOGIIR)

LOGITECH INTERNATIONAL S.A.

(In thousands, except per share amounts) - Unaudited

	Quarter Ended December 31,
CONSOLIDATED STATEMENTS OF OPERATIONS	2012	2011

Net sales	$614,500	$714,596
Cost of goods sold	404,402	455,922
Gross profit	210,098	258,674
% of net sales	34.2%	36.2%

Operating expenses:
Marketing and selling	112,698	116,313
Research and development	40,393	41,911
General and administrative	26,382	30,673
Goodwill impairment	211,000	—
Restructuring charges (credits), net	(358)	—
Total operating expenses	390,115	188,897

Operating income (loss)	(180,017)	69,777

Interest income, net	114	917
Other income (expense), net	(3,670)	6,713

Income (loss) before income taxes	(183,573)	77,407
Provision for income taxes	11,370	22,074

Net income (loss)	$(194,943)	$55,333

Shares used to compute net income (loss) per share:
Basic	157,706	173,003
Diluted	157,706	173,656
Net income (loss) per share:
Basic	$(1.24)	$0.32
Diluted	$(1.24)	$0.32

LOGITECH INTERNATIONAL S.A.

(In thousands, except per share amounts) - Unaudited

	Nine Months Ended December 31,
CONSOLIDATED STATEMENTS OF OPERATIONS	2012	2011

Net sales	$1,630,797	$1,784,241
Cost of goods sold	1,080,452	1,201,539
Gross profit	550,345	582,702
% of net sales	33.7%	32.7%

Operating expenses:
Marketing and selling	324,117	323,552
Research and development	117,340	121,383
General and administrative	84,842	89,527
Goodwill impairment	211,000	—
Restructuring charges	28,198	—
Total operating expenses	765,497	534,462

Operating income (loss)	(215,152)	48,240

Interest income, net	651	2,208
Other income (expense), net	(4,338)	10,141

Income (loss) before income taxes	(218,839)	60,589
Provision for (benefit from) income taxes	(26,616)	17,417

Net income (loss)	$(192,223)	$43,172

Shares used to compute net income (loss) per share:
Basic	158,383	176,414
Diluted	158,383	177,201
Net income (loss) per share:
Basic	$(1.21)	$0.24
Diluted	$(1.21)	$0.24

LOGITECH INTERNATIONAL S.A.

(In thousands)

CONSOLIDATED BALANCE SHEETS	December 31, 2012	March 31, 2012	December 31, 2011
	(Unaudited)	(Unaudited)	(Unaudited)
Current assets
Cash and cash equivalents	$321,999	$478,370	$523,333
Accounts receivable	264,589	223,104	318,678
Inventories	277,477	297,072	295,749
Other current assets	59,808	65,990	73,498
Assets held for sale	17,697	—	—
Total current assets	941,570	1,064,536	1,211,258
Non-Current assets
Property, plant and equipment	89,128	94,884	78,055
Goodwill	345,313	560,523	560,106
Other intangible assets	35,033	53,518	59,743
Other assets	78,021	83,033	81,524
Total assets	$1,489,065	$1,856,494	$1,990,686

Current liabilities
Accounts payable	$339,283	$301,111	$377,132
Accrued liabilities	204,528	186,680	213,092
Liabilities held for sale	2,020	—	—
Total current liabilities	545,831	487,791	590,224
Non-current liabilities	186,663	218,462	195,956
Total liabilities	732,494	706,253	786,180

Shareholders’ equity	756,571	1,150,241	1,204,506

Total liabilities and shareholders’ equity	$1,489,065	$1,856,494	$1,990,686

LOGITECH INTERNATIONAL S.A.

(In thousands) - Unaudited

	Three Months Ended December 31,
CONSOLIDATED STATEMENTS OF CASH FLOWS	2012	2011

Cash flows from operating activities:
Net income (loss)	$(194,943)	$55,333
Non-cash items included in net income (loss):
Depreciation	11,554	10,608
Amortization of other intangible assets	5,657	6,653
Goodwill impairment	211,000	—
Investment impairment	3,600	—
Share-based compensation expense	5,222	6,927
Gain on sale of investments	—	(6,118)
Excess tax benefits from share-based compensation	(4)	(3)
Deferred income taxes and other	13,204	7,556
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	16,962	(26,575)
Inventories	32,177	23,869
Other assets	5,138	(4,967)
Accounts payable	(29,202)	36,885
Accrued liabilities	14,736	42,366
Net cash provided by operating activities	95,101	152,534

Cash flows from investing activities:
Purchases of property, plant and equipment	(9,215)	(10,496)
Proceeds from sale of available-for-sale securities	—	6,550
Purchases of trading investments	(646)	(1,041)
Proceeds from sales of trading investments	671	998
Net cash used in investing activities	(9,190)	(3,989)

Cash flows from financing activities:
Payment of cash dividends	—	—
Purchases of treasury shares	—	—
Proceeds from sale of shares upon exercise of options and purchase rights	(165)	88
Tax withholdings related to net share settlements of restricted stock units	(1,360)	(705)
Excess tax benefits from share-based compensation	4	3
Net cash used in financing activities	(1,521)	(614)

Effect of exchange rate changes on cash and cash equivalents	576	(4,048)
Net increase in cash and cash equivalents	84,966	143,883
Cash and cash equivalents at beginning of period	237,033	379,450
Cash and cash equivalents at end of period	$321,999	$523,333

LOGITECH INTERNATIONAL S.A.

(In thousands) - Unaudited

	Nine Months Ended December 30,
CONSOLIDATED STATEMENTS OF CASH FLOWS	2012	2011

Cash flows from operating activities:
Net income (loss)	$(192,223)	$43,172
Non-cash items included in net income (loss):
Depreciation	33,861	35,201
Amortization of other intangible assets	17,914	20,209
Goodwill impairment	211,000	—
Investment impairment	3,600	—
Inventory valuation adjustment	—	34,074
Share-based compensation expense	18,659	23,380
Gain on disposal of property and plant	—	(4,904)
Gain on sale of investments	(831)	(6,118)
Excess tax benefits from share-based compensation	(26)	(33)
Deferred income taxes and other	9,398	(998)
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	(41,310)	(63,092)
Inventories	1,444	(35,720)
Other assets	(2,201)	(11,853)
Accounts payable	39,673	81,973
Accrued liabilities	5,238	38,877
Net cash provided by operating activities	104,196	154,168

Cash flows from investing activities:
Purchases of property, plant and equipment	(39,737)	(31,417)
Acquisitions, net of cash acquired	—	(18,814)
Investment in privately-held company	(3,970)	—
Proceeds from sale of property and plant		4,904
Proceeds from sale of available-for-sale securities	917	6,550
Purchases of trading investments	(2,294)	(5,577)
Proceeds from sales of trading investments	2,309	5,520
Net cash used in investing activities	(42,775)	(38,834)

Cash flows from financing activities:
Payment of cash dividends	(133,462)	—
Purchases of treasury shares	(89,955)	(73,134)
Proceeds from sale of shares upon exercise of options and purchase rights	8,843	9,852
Tax withholdings related to net share settlements of restricted stock units	(1,995)	(890)
Excess tax benefits from share-based compensation	26	33
Net cash used in financing activities	(216,543)	(64,139)

Effect of exchange rate changes on cash and cash equivalents	(1,249)	(5,793)
Net increase (decrease) in cash and cash equivalents	(156,371)	45,402
Cash and cash equivalents at beginning of period	478,370	477,931
Cash and cash equivalents at end of period	$321,999	$523,333

LOGITECH INTERNATIONAL S.A.

(In thousands, except per share amounts) - Unaudited

	Quarter Ended		Nine Months Ended
	December 31,		December 31,
SUPPLEMENTAL FINANCIAL INFORMATION	2012	2011	2012	2011

Depreciation	$11,554	$10,608	$33,861	$35,201
Amortization of other intangible assets	5,657	6,653	17,914	20,209
Goodwill impairment	211,000	—	211,000	—
Operating income (loss)	(180,017)	69,777	(215,152)	48,240
Operating income (loss) before depreciation and amortization	(162,806)	87,038	(163,377)	103,650
Operating income (loss) before goodwill impairment	30,983	69,777	(4,152)	48,240
Income (loss) before income taxes	(183,573)	77,407	(218,839)	60,589
Income (loss) before income taxes and goodwill impairment	27,427	77,407	(7,839)	60,589
Net income (loss)	(194,943)	55,333	(192,223)	43,172
Net income before goodwill impairment	16,057	55,333	18,777	43,172
Capital expenditures	9,215	10,497	39,737	31,417

Net sales by channel:
Retail	$542,388	$630,873	$1,413,968	$1,527,385
OEM	35,300	45,527	108,693	144,966
LifeSize	36,812	38,196	108,136	111,890
Total net sales	$614,500	$714,596	$1,630,797	$1,784,241

Net retail sales by product family(**):
Retail - Pointing Devices	$153,921	$171,920	$392,274	$427,031
Retail - Keyboards & Desktops	110,671	117,507	302,299	302,840
Retail - Tablet Accessories	39,398	17,976	89,021	36,565
Retail - Audio - PC	75,366	92,766	214,158	238,932
Retail - Audio - Wearables & Wireless	23,577	23,233	57,284	39,071
Retail - Video	51,664	58,343	138,276	166,370
Retail - PC Gaming	45,111	56,177	118,567	129,839
Retail - Remotes	30,094	39,706	60,260	74,105
Retail - Other	12,586	53,245	41,829	112,632
Total net retail sales	$542,388	$630,873	$1,413,968	$1,527,385

* * Certain products within the retail product families as presented in prior years have been reclassified to conform to the current year presentation, with no impact on previously reported total net retail sales.

	Quarter Ended		Nine Months Ended
	December 31,		December 31,
Share-based Compensation Expense *	2012	2011	2012	2011

Cost of goods sold	$704	$948	$2,101	$3,058
Marketing and selling	953	2,380	5,377	9,345
Research and development	2,430	1,802	6,018	5,364
General and administrative	1,135	1,797	5,163	5,613
Income tax benefit	(1,043)	70	(4,090)	(4,595)
Total share-based compensation expense after income taxes	$4,179	$6,997	$14,569	$18,785

* Share-based compensation expense for the quarter ended December 31, 2012 and nine months ended December 31, 2012 includes a reduction of $0 and $2.2m in expense applicable to employees terminated as a result of the restructuring plan announced in April 2012.

Constant dollar sales (sales excluding impact of exchange rate changes) and Non-GAAP operating and net income (excluding the Q3 FY 2013 impairment charge)

We refer to our net sales excluding the impact of foreign currency exchange rates as constant dollar sales. We also report non-GAAP operating and net income (loss) in this press release, excluding the Q3 FY 2013 non-cash impairment charge, and non-GAAP operating income (loss) before depreciation and amortization. Constant dollar sales and non-GAAP operating and net income (loss) are non-GAAP financial measures, which are information derived from consolidated financial information but not presented in our financial statements prepared in accordance with U.S. GAAP. Our management uses these non-GAAP measures in its financial and operational decision-making, and believes these non-GAAP measures, when considered in conjunction with the corresponding GAAP measures, facilitate a better understanding of changes in net sales, operating income (loss) and net income(loss). Constant dollar sales are calculated by translating prior period sales in each local currency at the current period’s average exchange rate for that currency. Non-GAAP operating income (loss) and non-GAAP net income (loss) before goodwill impairment can be reconciled to GAAP operating income (loss) and GAAP net income (loss), respectively, by adding the amount of the impairment charge.  Non-GAAP operating income (loss) before depreciation and amortization can be reconciled to GAAP operating income (loss) by adding the amounts of depreciation and amortization of other intangible assets.